                                                                    Exhibit 99.1

                                                             [NEWS RELEASE LOGO]

[CENTURY ALUMINUM LOGO]

CENTURY REPORTS FOURTH QUARTER FINANCIAL RESULTS

         Monterey, CA, February 24, 2004 - Century Aluminum Company (NASDAQ:
CENX) reported a net loss of $6.3 million, or $0.32 a common share after preferred dividends, for the fourth quarter of 2003.

         The quarter includes net after-tax charges of $6.3 million, or $0.30 a share, comprised of: an after-tax charge of $8.0 million, or $0.38 a common share, for marking to market the 110-million-pound-a-year, fixed-price metal delivery contract that remains in place for 2003 and 2004 and other financial instruments that do not qualify for cash-flow hedge accounting; an after-tax charge of $2.0 million, or $0.09 a common share, resulting from the departure of an executive; and an after-tax credit of $3.7 million, or $0.17 a common share, for lower of cost or market inventory adjustments.

         The fourth quarter 2003 results compare with a loss of $2.8 million, or $0.16 a share, for the fourth quarter of 2002. The year-ago quarter included an after-tax credit of $1.8 million, or $0.09 a common share, for lower of cost or market inventory adjustments.

         For all of 2003, Century reported net income of $1.0 million, or a loss of $0.05 a common share after preferred dividends. This compares with a net loss of $18.6 million, or $1.00 a common share after preferred dividends, for 2002.

         Sales for the fourth quarter of 2003 were $205.8 million compared with $174.9 million for the fourth quarter of 2002. Shipments of primary aluminum for the 2003 fourth quarter were 286.9 million pounds, compared with 261.5 million pounds for the year-ago quarter.

         For all of 2003 sales were $782.5 million, compared with $711.3 million for all of 2002. Shipments of primary aluminum for all of 2003 were 1.13 billion pounds compared with 1.05 billion pounds for the prior year.

         Financial statements for 2002 and the first quarter of 2003 exclude the results from the acquisition of the 20-percent interest in Century's Hawesville
(KY) Operations on April 1, 2003.

         Commenting on the company's performance, Craig A. Davis, chairman and chief executive officer, said:

         "Our operating results in 2003 improved significantly due to stronger aluminum prices, contributions from the additional 20-percent share of our Hawesville (KY) Operations that we acquired in April 2003, and our cost reduction efforts."

         Century owns 525,000 metric tons per year (mtpy) of primary aluminum capacity. It owns and operates the 170,000-mtpy plant at Ravenswood, WV and the 244,000-

                                                        Century Aluminum Company
                                                        2511 Garden Road
                                                        Building A, Suite 200
                                                        Monterey, CA 93940

                                                        831-642-9300 Phone
                                                        831-642-9399 Fax

                                                                    Exhibit 99.1

                                                             [NEWS RELEASE LOGO]

[CENTURY ALUMINUM LOGO]

mtpy plant at Hawesville, KY. Century also owns a 49.67 percent interest in the 222,000-mtpy reduction plant at Mt. Holly, SC. Alcoa, Inc. owns the remainder and is the operating partner. Century's headquarters are in Monterey, CA.

         Century's press releases may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions that such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties. Actual results may vary.

Editorial Contact: A. T. Posti 831/642-9364

                                                        Century Aluminum Company
                                                        2511 Garden Road
                                                        Building A, Suite 200
                                                        Monterey, CA 93940

                                                        831-642-9300 Phone
                                                        831-642-9399 Fax

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                                THREE MONTHS ENDED            YEAR ENDED
                                                                                   DECEMBER 31                DECEMBER 31
                                                                             -----------------------    -----------------------
                                                                               2003          2002         2003          2002
                                                                             ---------     ---------    ---------     ---------
NET SALES:
     Third-party customers ...............................................   $ 173,306     $ 151,755    $ 660,593     $ 603,744
     Related parties .....................................................      32,509        23,154      121,886       107,594
                                                                             ---------     ---------    ---------     ---------
                                                                               205,815       174,909      782,479       711,338

COST OF GOODS SOLD .......................................................     183,298       167,361      734,441       691,277
                                                                             ---------     ---------    ---------     ---------

GROSS PROFIT .............................................................      22,517         7,548       48,038        20,061

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES .............................       8,683         3,562       20,833        15,783
                                                                             ---------     ---------    ---------     ---------

OPERATING INCOME .........................................................      13,834         3,986       27,205         4,278

INTEREST INCOME (EXPENSE) - Net ..........................................     (10,893)      (10,146)     (43,509)      (40,421)
NET GAIN (LOSS) ON FORWARD CONTRACTS .....................................     (12,732)            -       25,691             -
OTHER INCOME (EXPENSE) ...................................................        (179)          131         (688)       (1,843)
                                                                             ---------     ---------    ---------     ---------

INCOME (LOSS) BEFORE INCOME TAXES ........................................      (9,970)       (6,029)       8,699       (37,986)

INCOME TAX (EXPENSE) BENEFIT .............................................       3,715         1,939       (2,841)       14,126
                                                                             ---------     ---------    ---------     ---------

INCOME (LOSS) BEFORE MINORITY INTEREST AND
   CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE ...................      (6,255)       (4,090)       5,858       (23,860)

MINORITY INTEREST ........................................................           -         1,313          986         5,252
                                                                             ---------     ---------    ---------     ---------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE ........................................      (6,255)       (2,777)       6,844       (18,608)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE, NET OF TAX BENEFIT OF $3.4 MILLION .........................           -             -       (5,878)            -
                                                                             ---------     ---------    ---------     ---------

NET INCOME (LOSS) ........................................................      (6,255)       (2,777)         966       (18,608)

PREFERRED DIVIDENDS ......................................................        (500)         (500)      (2,000)       (2,000)
                                                                             ---------     ---------    ---------     ---------

NET LOSS APPLICABLE TO COMMON SHAREHOLDERS ...............................   $  (6,755)    $  (3,277)   $  (1,034)    $ (20,608)
                                                                             =========     =========    =========     =========

EARNINGS (LOSS) PER COMMON SHARE
   Basic - Before cumulative effect of change in accounting principle ....   $   (0.32)    $   (0.16)   $    0.23     $   (1.00)
   Basic - Cumulative effect of change in accounting principle ...........   $       -     $       -    $   (0.28)    $       -
                                                                             ---------     ---------    ---------     ---------
   Basic - Net income (loss) .............................................   $   (0.32)    $   (0.16)   $   (0.05)    $   (1.00)

   Diluted - Before cumulative effect of change in accounting principle...   $   (0.32)    $   (0.16)   $    0.23     $   (1.00)
   Diluted - Cumulative effect of change in accounting principle .........   $       -     $       -    $   (0.28)    $       -
                                                                             ---------     ---------    ---------     ---------
   Diluted - Net income (loss) ...........................................   $   (0.32)    $   (0.16)   $   (0.05)    $   (1.00)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
   Basic .................................................................      21,083        20,560       21,073        20,555
   Diluted ...............................................................      21,083        20,560       21,099        20,555

DIVIDENDS PER COMMON SHARE ...............................................   $       -     $       -    $       -     $    0.15

               SEE NOTES TO CONSOLIDATED STATEMENTS OF OPERATIONS

                            CENTURY ALUMINUM COMPANY
                 NOTES TO CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

2003

Cost of Goods Sold includes a credit of $5,905 and $7,522 for net lower of cost or market inventory adjustments in the quarter and year to date respectively. Cost of Goods Sold also includes a charge of $1,555 for the year for additional costs associated with third quarter 2003 spot purchases of alumina due to a supplier production curtailment.

SG&A includes a charge of $3,132 for the quarter and year to date for the acceleration of vested compensation benefits related to an executive resignation.

2002

Cost of Goods Sold includes a credit of $2,901 and $247 for net lower of cost or market inventory adjustments in the quarter and year to date respectively.

Year to date Other Income (Expense) includes a charge of ($1,675) to write-off deferred acquisition costs.

Income Tax Benefit includes a benefit of $1,500 for the year from a reduction in estimated income taxes.

                            CENTURY ALUMINUM COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                        DECEMBER 31,    DECEMBER 31,
                                                                                            2003           2002
                                                                                        ------------    ------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents ....................................................      $  28,204       $  45,092
     Accounts receivable - net ....................................................         51,370          46,240
     Due from affiliates ..........................................................         10,957          22,732
     Inventories ..................................................................         89,360          77,135
     Prepaid and other current assets .............................................          4,101           4,777
     Deferred taxes - current portion .............................................          3,413               -
                                                                                         ---------       ---------
          Total current assets ....................................................        187,405         195,976
Property, Plant and Equipment - Net ...............................................        494,957         417,621
Intangible Asset - Net ............................................................         99,136         119,744
Due from Affiliates - Less current portion ........................................              -             974
Other Assets ......................................................................         28,828          30,852
                                                                                         ---------       ---------
          Total ...................................................................      $ 810,326       $ 765,167
                                                                                         =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable, trade ......................................................      $  34,829       $  37,757
     Due to affiliates ............................................................         27,139          15,811
     Industrial revenue bonds .....................................................          7,815           7,815
     Accrued and other current liabilities ........................................         30,154          24,114
     Accrued employee benefits costs - current portion ............................          8,934          10,890
     Deferred taxes - current portion .............................................              -           4,971
                                                                                         ---------       ---------
          Total current liabilities ...............................................        108,871         101,358

Senior Secured Notes Payable - Net ................................................        322,310         321,852
Note Payable - Affiliates .........................................................         14,000               -
Accrued Pension Benefit Costs - Less current portion ..............................         10,764          10,751
Accrued Postretirement Benefits Costs - Less current portion ......................         78,218          70,656
Other Liabilities .................................................................         33,372           8,376
Deferred Taxes - Less current portion .............................................         55,094          41,376
                                                                                         ---------       ---------
          Total noncurrent liabilities ............................................        513,758         453,011

MINORITY INTEREST .................................................................              -          18,666

SHAREHOLDERS' EQUITY:
     Convertible Preferred Stock (8.0% cumulative, 500,000 shares outstanding) ....         25,000          25,000
     Common Stock (one cent par value, 50,000,000 shares authorized; 21,130,839 shares outstanding at December 31, 2003 and 21,054,302 at December 31,
       2002) ......................................................................            211             211
     Additional Paid-In Capital ...................................................        173,138         172,133
     Accumulated Other Comprehensive Income (Loss) ................................         (5,222)          1,173
     Accumulated Deficit ..........................................................         (5,430)         (6,385)
                                                                                         ---------       ---------
          Total shareholders' equity ..............................................        187,697         192,132
                                                                                         ---------       ---------
          Total ...................................................................      $ 810,326       $ 765,167
                                                                                         =========       =========

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                               YEAR ENDED
                                                                                               DECEMBER 31
                                                                                        -------------------------
                                                                                          2003             2002
                                                                                        --------         --------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss) .........................................................        $    966         $(18,608)
     Adjustments to reconcile net income (loss) to net cash provided by operating activities:
         Unrealized net loss on forward contracts ..............................           6,325                -
         Depreciation and amortization .........................................          51,264           56,655
         Deferred income taxes .................................................           8,892            4,965
         Pension and other postretirement benefits .............................          10,986           10,415
         Workers' Compensation .................................................           1,426            1,619
         Inventory market adjustment ...........................................          (7,522)            (247)
         Loss on disposal of assets ............................................           1,040              252
         Minority Interest .....................................................            (986)          (5,252)
         Cumulative effect of change in accounting principle ...................           9,308                -
         Change in operating assets and liabilities:
              Accounts receivable - net ........................................          (5,130)           2,125
              Due from affiliates ..............................................          (2,155)           2,918
              Inventories ......................................................          (2,762)          (1,671)
              Prepaids and other assets ........................................            (261)          (1,838)
              Accounts payable, trade ..........................................          (2,928)          (4,637)
              Due to affiliates ................................................           3,660           10,142
              Accrued and other current liabilities ............................           2,211           (3,447)
              Other - net ......................................................          13,045            1,095
                                                                                        --------         --------
         Net cash provided by operating activities .............................          87,379           54,486
                                                                                        --------         --------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property, plant and equipment .................................         (18,858)         (18,427)
     Business acquisitions .....................................................         (59,837)               -
     Proceeds from sale of property, plant and equipment .......................               -              231
                                                                                        --------         --------
         Net cash used in investing activities .................................         (78,695)         (18,196)
                                                                                        --------         --------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments - Notes Payable - Affiliates .....................................         (26,000)               -
     Financing fees ............................................................            (297)               -
     Dividends .................................................................             (11)          (4,591)
     Issuance of common stock ..................................................             736                5
                                                                                        --------         --------
         Net cash used in financing activities .................................         (25,572)          (4,586)
                                                                                        --------         --------

NET INCREASE (DECREASE) IN CASH ................................................         (16,888)          31,704

CASH, BEGINNING OF PERIOD ......................................................          45,092           13,388
                                                                                        --------         --------

CASH, END OF PERIOD ............................................................        $ 28,204         $ 45,092
                                                                                        ========         ========

                            CENTURY ALUMINUM COMPANY
                             SELECTED OPERATING DATA
                    (in Thousands, Except Dollars per Pound)
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                             Direct
                   -------------------------
                     Pounds          $/Pound
                   ---------        --------
2003

4th Quarter          286,912        $   0.72
3rd Quarter          292,567        $   0.69
2nd Quarter          290,023        $   0.68
1st Quarter          257,040        $   0.70
                   ---------        --------
Total              1,126,542        $   0.69

2002

4th Quarter          261,544        $   0.67
3rd Quarter          262,262        $   0.67
2nd Quarter          262,470        $   0.69
1st Quarter          263,019        $   0.68
                   ---------        --------
Total              1,049,295        $   0.68